EXHIBIT 32.1



                                Certification of
                             American River Holdings
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
  regarding Quarterly Report on Form 10-Q for the quarter ended March 31, 2004


           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), each of the undersigned officers of American River Holdings, a California corporation (the "Company"), does hereby certify that:

     1. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



     Dated: May 10, 2004                 By: /s/ DAVID T. TABER
                                         ---------------------------------------
                                         David T. Taber
                                         President and Chief Executive Officer

     Dated: May 10, 2004                 By: /s/ MITCHELL A. DERENZO
                                         ---------------------------------------
                                         Mitchell A. Derenzo
                                         Executive Vice President and
                                         Chief Financial Officer




         A signed original of this written statement required by Section 906 has been provided to American River Holdings and will be retained by American River Holdings and furnished to the Securities and Exchange Commission or its staff upon request.


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